

                S SUBSIDIARIES OF BANC ONE CORPORATION AS OF 12/31/96*              EXHIBIT 21
                      (100% Ownership Unless Otherwise Indicated)

---------------------------------------------------------------------------------------------------
                                                                  Jurisdiction of   Name in Which
                                                                   Incorporation     Business is
NAME OF SUBSIDIARY                                                or Organization     Conducted
===================================================================================================

BANC ONE ABS CORPORATION                                              Ohio Corporation  SAME
---------------------------------------------------------------------------------------------------
BANC ONE ADS, INC.                                                    Ohio Corporation   "  "
---------------------------------------------------------------------------------------------------
BANC ONE ARIZONA CORPORATION                                    Arizona Corporation      "  "
   BANC ONE ARIZONA INVESTMENT CORPORATION                      Arizona Corporation      "  "
   BANK ONE, ARIZONA, NATIONAL ASSOCIATION                         National Bank         "  "
      ARIZONA TRUST DEED CORPORATION                                 (Unknown)           "  "
      AZ IHC, INC.                                                  Nevada Corp.         "  "
         AZ REIT, INC.                                              Nevada Corp.         "  "
      BANC ONE ARIZONA LEASING CORPORATION                      Arizona Corporation      "  "
      BANC ONE OPERATIONS SERVICES CORPORATION                  Arizona Corporation      "  "
      SUN COUNTRY LEASING CORPORATION                           Arizona Corporation      "  "
      VALLEY BANK BUILDING, INC.                                Arizona Corporation      "  "
      VALLEY NATIONAL FINANCIAL SERVICES COMPANY                Arizona Corporation      "  "
      VALLEY NATIONAL INVESTORS, INC.                           Arizona Corporation      "  "
      WASHINGTON STREET FOODS, INC.                             Arizona Corporation      "  "
   BANK ONE, UTAH, NATIONAL ASSOCIATION                            National Bank         "  "
      50 WEST BROADWAY ASSOCIATES  (50%)                          Utah Corporation       "  "
---------------------------------------------------------------------------------------------------
BANC ONE BETA CORPORATION                                         Ohio Corporation       "  "
---------------------------------------------------------------------------------------------------
BANC ONE BUILDING MANAGEMENT CORPORATION                        Wisconsin Corporation    "  "
---------------------------------------------------------------------------------------------------
BANC ONE CAPITAL HOLDINGS CORPORATION                             Ohio Corporation       "  "
   AFFILIATED BANKSHARES INSURANCE AGENCY, INC.                 Colorado Corporation     "  "
   AMERICAN INSURANCE AGENCY, INC.                              Arizona Corporation      "  "
   BANC ONE CAPITAL CORPORATION                                   Ohio Corporation       "  "
   BANC ONE CAPITAL SERVICES CORPORATION                          Ohio Corporation       "  "
   BANC ONE LIFE INSURANCE COMPANY                              Arizona Corporation      "  "
   BANC ONE SECURITIES CORPORATION                                Ohio Corporation       "  "
   BOCP HOLDINGS CORPORATION                                      Ohio Corporation       "  "
      BOCP CORPORATION                                            Ohio Corporation       "  "
         BANC ONE CAPITAL PARTNERS L.P.                              Ohio L.P.           "  "
      BOCP II LIMITED LIABILITY COMPANY                             Ohio L.L.C.          "  "
      BANC ONE CAPITAL PARTNERS, L.P.                                Ohio L.P.           "  "
      BANC ONE CAPITAL PARTNERS II, LTD.                            Ohio L.L.C.          "  "
      BANC ONE CAPITAL PARTNERS III, LTD.                           Ohio L.L.C.          "  "
      BANC ONE CAPITAL PARTNERS IV, LTD.                            Ohio L.L.C.          "  "
      BANC ONE CAPITAL PARTNERS V, LTD.                           Ohio Partnership       "  "
      BANC ONE CAPITAL PARTNERS VI, LTD.                            Ohio L.L.C.          "  "
   BANC ONE CAPITAL FUNDING CORPORATION                           Ohio Corporation       "  "

Page 1, PREPARED 3/13/97

                 S SUBSIDIARIES OF BANC ONE CORPORATION AS OF 12/31/96*              EXHIBIT 21
                      (100% Ownership Unless Otherwise Indicated)


---------------------------------------------------------------------------------------------------
                                                                  Jurisdiction of   Name in Which
                                                                   Incorporation     Business is
NAME OF SUBSIDIARY                                                or Organization     Conducted
===================================================================================================


   BANC ONE COMMERCIAL LOAN ORIGINATION CORPORATION               Ohio Corporation       "  "
   BANC ONE KENTUCKY LIFE INSURANCE                             Kentucky Corporation     "  "
---------------------------------------------------------------------------------------------------
BANC ONE CARD SERVICES CORPORATION                               Texas Corporation       "  "
---------------------------------------------------------------------------------------------------
BANC ONE COLORADO CORPORATION                                   Colorado Corporation     "  "
   AFFILIATED BANKS BUILDING CO.                                Colorado Corporation     "  "
   BANK ONE, COLORADO, NATIONAL ASSOCIATION                        National Bank         "  "
      BANC ONE BOULDER LEASING SERVICES CORPORATION             Colorado Corporation     "  "
      BANC ONE COLORADO SPRINGS LEASING SERVICES CORPORATION    Colorado Corporation     "  "
      BANC ONE DENVER LEASING SERVICES CORPORATION              Colorado Corporation     "  "
---------------------------------------------------------------------------------------------------
BANC ONE COMMUNITY DEVELOPMENT CORPORATION                        Ohio Corporation       "  "
   BANC ONE COMMUNITY DEVELOPMENT/WISCONSIN CORPORATION           Ohio Corporation       "  "
   OHIO MEZZANINE FUND, LIMITED                                     Ohio L.L.C.          "  "
---------------------------------------------------------------------------------------------------
BANC ONE ILLINOIS CORPORATION                                   Illinois Corporation     "  "
   BANK ONE, BLOOMINGTON-NORMAL                                    Illinois Bank         "  "
   BANK ONE, CHICAGO, NATIONAL ASSOCIATION                         National Bank         "  "
      LAZARUS PROPERTIES, INC.                                  Illinois Corporation     "  "
   BANK ONE, PEORIA                                                Illinois Bank         "  "
   BANK ONE, QUAD CITIES, NATIONAL ASSOCIATION                     National Bank         "  "
   BANK ONE, ROCKFORD, NATIONAL ASSOCIATION                        National Bank         "  "
      FIRST ROCKFORD COMMUNITY DEVELOPMENT CORPORATION          Illinois Corporation     "  "
      NORTHERN ILLINOIS DEVELOPMENT CORPORATION (30%)           Illinois Corporation     "  "
   BANK ONE, SPRINGFIELD                                           Illinois Bank         "  "
   BANK ONE, CHAMPAIGN-URBANA                                      Illinois Bank         "  "
---------------------------------------------------------------------------------------------------
BANC ONE INDIANA CORPORATION                                    Indiana Corporation      "  "
   AMERICAN FLETCHER REALTY CORPORATION                         Indiana Corporation      "  "
   BANK ONE, BLOOMINGTON, NATIONAL ASSOCIATION                     National Bank         "  "
   BANK ONE, CRAWFORDSVILLE, NATIONAL ASSOCIATION                  National Bank         "  "
   BANK ONE, INDIANAPOLIS, NATIONAL ASSOCIATION                    National Bank         "  "
      BANC ONE EQUIPMENT FINANCE, INC.                          Indiana Corporation      "  "
      BANC ONE INDIANAPOLIS AUTO LEASE, INC.                    Indiana Corporation      "  "
      BANK SERVICE CORPORATION OF INDIANA (33-1/3%)             Indiana Corporation      "  "
      BIL INTERNATIONAL HOLDINGS, INC.                          Indiana Corporation      "  "
         BO-UA FSC, INC.                                        Indiana Corporation      "  "
         BO-FE FSC, INC.                                        Indiana Corporation      "  "

Page 2, PREPARED 3/13/97

                  S SUBSIDIARIES OF BANC ONE CORPORATION AS OF 12/31/96*              EXHIBIT 21
                      (100% Ownership Unless Otherwise Indicated)

---------------------------------------------------------------------------------------------------
                                                                  Jurisdiction of   Name in Which
                                                                   Incorporation     Business is
NAME OF SUBSIDIARY                                                or Organization     Conducted
===================================================================================================
         BO-LKEUA, INC.                                      Virgin Islands Corporation  "  "
      INDIANA LLC  1                                               Indiana L.L.C.        "  "
   BANK ONE, LAFAYETTE, NATIONAL ASSOCIATION                       National Bank         "  "
      INDIANA LLC 2                                                Indiana L.L.C.        "  "
   BANK ONE, MARION, INDIANA, NATIONAL ASSOCIATION                 National Bank         "  "
   BANK ONE, MERRILLVILLE, NATIONAL ASSOCIATION                    National Bank         "  "
   BANK ONE, RENSSELAER, NATIONAL ASSOCIATION                      National Bank         "  "
   BANK ONE, RICHMOND, NATIONAL ASSOCIATION                        National Bank         "  "
   BOI LEASING CORPORATION                                      Indiana Corporation      "  "
-----------------------------------------------------------------------------------------------
BANC ONE INTERNATIONAL SERVICES CORPORATION                     Wisconsin Corporation    "  "
-----------------------------------------------------------------------------------------------
BANC ONE KENTUCKY CORPORATION                                   Kentucky Corporation     "  "
   BANK ONE, KENTUCKY, NATIONAL ASSOCIATION                        National Bank         "  "
      BOK PROPERTIES, INC.                                      Kentucky Corporation     "  "
      BANC ONE KENTUCKY LEASING COMPANY                         Kentucky Corporation     "  "
      LIBERTY PAYMENT SERVICES, INC.                            Kentucky Corporation     "  "
      LIBERTY PROPERTIES INCORPORATED                           Kentucky Corporation     "  "
      BANC ONE KENTUCKY VEHICLE LEASING COMPANY                 Kentucky Corporation     "  "
      FIRST PROPERTY DEVELOPMENT COMPANY                        Kentucky Corporation     "  "
      FS FINANCIAL SERVICES CORPORATION OF KENTUCKY             Kentucky Corporation     "  "
      SECURITY PROPERTY DEVELOPMENT COMPANY                     Kentucky Corporation     "  "
      FIRST B.C. REALTY CORPORATION                             Indiana Corporation      "  "
   LIBERTY FINANCIAL SERVICES, INCORPORATED                     Kentucky Corporation     "  "
---------------------------------------------------------------------------------------------------
BANC ONE LOUISIANA CORPORATION                                    Ohio Corporation       "  "
   TERRE AGENCY, INCORPORATION                                  Louisiana Corporation    "  "
   BANK ONE, LOUISIANA, NATIONAL ASSOCIATION                       National Bank         "  "
      ASSET ONE, LOUISIANA, INC.                                Louisiana Corporation    "  "
      BANK ONE EQUITY INVESTORS, INC.                           Louisiana Corporation    "  "
      BANC ONE LOUISIANA LEASING CORPORATION                    Louisiana Corporation    "  "
      KSS, INC.                                                 Louisiana Corporation    "  "
      LOUISIANA CREDIT LIFE AGENCY, INC.                        Louisiana Corporation    "  "
      LOUISIANA CREDIT LIFE INSURANCE, CO., INC.                Arizona Corporation      "  "
      PREMIER INVESTMENT ADVISORS, L.L.C. *                       Louisiana L.L.C.       "  "
      PREMIER LLC, INC.                                         Louisiana Corporation    "  "
      TRI-STATE MINERALS, INC.                                  Louisiana Corporation    "  "

*99% owned by Bank One, Louisiana, N.A. and 1% owned by Premier LLC, Inc.
---------------------------------------------------------------------------------------------------
BANC ONE MANAGEMENT AND CONSULTING CORPORATION                   Ohio Corporation        "  "


Page 3, PREPARED 3/13/97


                  S SUBSIDIARIES OF BANC ONE CORPORATION AS OF 12/31/96*              EXHIBIT 21
                      (100% Ownership Unless Otherwise Indicated)

---------------------------------------------------------------------------------------------------
                                                                  Jurisdiction of   Name in Which
                                                                   Incorporation     Business is
NAME OF SUBSIDIARY                                                or Organization     Conducted
===================================================================================================
   BANC ONE BETA ASSET MANAGEMENT CORPORATION                     Ohio Corporation       "  "
   BANC ONE NEW HAMPSHIRE ASSET MANAGEMENT CORPORATION            Ohio Corporation       "  "
   BONNET RESOURCES CORPORATION                                   Ohio Corporation       "  "
   FAMCO SERVICES, INC.                                          Texas Corporation       "  "
   FAMCO SERVICES II, INC.                                       Texas Corporation       "  "
   FAMCO SERVICES III, INC.                                      Texas Corporation       "  "
   SUBSIDIARY CONSULTANTS, INC.                                  Texas Corporation       "  "
---------------------------------------------------------------------------------------------------
BANC ONE MORTGAGE CORPORATION                                   Delaware Corporation     "  "
---------------------------------------------------------------------------------------------------
BANC ONE OHIO CORPORATION                                         Ohio Corporation       "  "
   BANK ONE, AKRON, NATIONAL ASSOCIATION                           National Bank         "  "
      BANC ONE AKRON SERVICE CORPORATION                          Ohio Corporation       "  "
    BANK ONE, ATHENS, NATIONAL ASSOCIATION                         National Bank         "  "
      ATHENS SERVICE CORPORATION                              West Virginia Corporation  "  "
   BANK ONE, CAMBRIDGE, NATIONAL ASSOCIATION                       National Bank         "  "
   BANK ONE, CINCINNATI, NATIONAL ASSOCIATION                      National Bank         "  "
      BANC ONE CINCINNATI AUTOLEASE CORPORATION                   Ohio Corporation       "  "
   BANK ONE, CLEVELAND, NATIONAL ASSOCIATION                       National Bank         "  "
      BANC ONE CLEVELAND FINANCIAL SERVICES CORPORATION           Ohio Corporation       "  "
   BANK ONE, COLUMBUS, NATIONAL ASSOCIATION                        National Bank         "  "
      BANC ONE ACCEPTANCE CORPORATION                             Ohio Corporation       "  "
         BOX LEASING CORPORATION                                  Ohio Corporation       "  "
      BANC ONE COMPENSATION SERVICES CORPORATION                  Ohio Corporation       "  "
      BANC ONE INVESTMENT ADVISORS CORPORATION                    Ohio Corporation       "  "
      BANC ONE VEHICLE FINANCE CORPORATION                        Ohio Corporation       "  "
      BOC REALTY, INC.                                            Ohio Corporation       "  "
         BOC AFFILIATES, INC.                                     Ohio Corporation       "  "
         BOC FLORIDA, INC.                                        Ohio Corporation       "  "
         BOC MIDWEST, INC.                                        Ohio Corporation       "  "
         BOC SOUTHERN, INC.                                       Ohio Corporation       "  "
         BOC TOLEDO, INC.                                         Ohio Corporation       "  "
      GULF SHORES CONDOMINIUMS, INC.                              Ohio Corporation       "  "
      ICF INVESTMENT CORPORATION                                  Ohio Corporation       "  "
      MARIETTA HOTEL COMPANY                                      Ohio Corporation       "  "
      MAUMEE RIVER HOTEL CORPORATION                              Ohio Corporation       "  "
      29160 CENTER RIDGE COMPANY, INC.                            Ohio Corporation       "  "
      OHIO IHC, INC.                                             Nevada Corporation      "  "
         OHIO REIT, INC.                                         Nevada Corporation      "  "
      BANC ONE INTERACTIVE DELIVERY CORPORATION                   Ohio Corporation       "  "

Page 4, PREPARED 3/13/97

                 S SUBSIDIARIES OF BANC ONE CORPORATION AS OF 12/31/96*              EXHIBIT 21
                      (100% Ownership Unless Otherwise Indicated)

---------------------------------------------------------------------------------------------------
                                                                  Jurisdiction of   Name in Which
                                                                   Incorporation     Business is
NAME OF SUBSIDIARY                                                or Organization     Conducted
===================================================================================================
         INTEGRION FINANCIAL NETWORK, L.L.C. (5.88%)              Delaware L.L.C.        "  "
   BANK ONE, COSHOCTON, NATIONAL ASSOCIATION                       National Bank         "  "
   BANK ONE, DAYTON, NATIONAL ASSOCIATION                          National Bank         "  "
      BANC ONE DAYTON SERVICE CORPORATION                         Ohio Corporation       "  "
   BANK ONE, DOVER, NATIONAL ASSOCIATION                           National Bank         "  "
   BANK ONE, FREMONT, NATIONAL ASSOCIATION                         National Bank         "  "
   BANK ONE LIMA, NATIONAL ASSOCIATION                             National Bank         "  "
      BANC ONE WAPAKONETA SERVICE CORPORATION                   Indiana Corporation      "  "
   BANK ONE, MANSFIELD                                               Ohio Bank           "  "
      BANC ONE TRAVEL CORPORATION                                 Ohio Corporation       "  "
   BANK ONE, MARIETTA, NATIONAL ASSOCIATION                        National Bank         "  "
   BANK ONE, MARION                                                  Ohio Bank           "  "
   BANK ONE, PORTSMOUTH, NATIONAL ASSOCIATION                      National Bank         "  "
   BANK ONE, SIDNEY, NATIONAL ASSOCIATION                          National Bank         "  "
   BANK ONE TRUST COMPANY, NATIONAL ASSOCIATION                    National Bank         "  "
   BANK ONE, YOUNGSTOWN, NATIONAL ASSOCIATION                      National Bank         "  "
      BANC ONE, YOUNGSTOWN  FINANCIAL SERVICES CORPORATION      Pennsylvania Corporation "  "
---------------------------------------------------------------------------------------------------
BANC ONE OKLAHOMA CORPORATION                                   Oklahoma Corporation     "  "
   BANK ONE, OKLAHOMA CITY                                         Oklahoma Bank         "  "
---------------------------------------------------------------------------------------------------
BANC ONE POS SERVICES CORPORATION*                                Ohio Corporation       "  "
   BANC ONE PAYMENT SERVICES, L.L.C.                              Delaware L.L.C.        "  "


*  This bank service corporation is 100% owned by BANC ONE subsidiary banks with Bank One, Arizona,
   N.A. owning 20.49%; Bank One, Louisiana, N.A. 5.41%; Bank One Columbus, N.A. 6.43%; Bank One Dayton,
   N.A. 11.04%; Bank One, West Virginia, N.A. 7.45%; Bank One, Kentucky, N.A. 8.38%; Bank One Texas,
   N.A. 7.27% and Bank One, Wisconsin 7.33%.  All other BANC ONE banks own less than 5%.

---------------------------------------------------------------------------------------------------

BANC ONE REALTY COLUMBUS CORPORATION                              Ohio Corporation       "  "
---------------------------------------------------------------------------------------------------

BANC ONE SERVICES CORPORATION                                     Ohio Corporation       "  "
   BANC ONE FINANCIAL CARD SERVICES CORPORATION                   Ohio Corporation       "  "
      BANC ONE SERVICES FSC-I, INC.                           Virgin Islands Corporation "  "
   ELECTRONIC PAYMENT SERVICES, INC. (20%)                      Delaware Corporation     "  "
      ELECTRONIC PAYMENT SERVICE CORPORATION                    Delaware Corporation     "  "
          BUYPASS CORPORATION                                   Georgia Corporation      "  "
            BUYPASS ELECTRONIC TRANSACTION SYSTEM, INC.         Georgia Corporation      "  "
            BUYPASS INCO CORP                                   Georgia Corporation      "  "
            BUYPASS PETROLEUM SYSTEMS, INC.                     Delaware Corporation     "  "




Page 5, PREPARED 3/13/97


                S  SUBSIDIARIES OF BANC ONE CORPORATION AS OF 12/31/96*              EXHIBIT 21
                      (100% Ownership Unless Otherwise Indicated)

---------------------------------------------------------------------------------------------------
                                                                  Jurisdiction of   Name in Which
                                                                   Incorporation     Business is
NAME OF SUBSIDIARY                                                or Organization     Conducted
===================================================================================================
            EPS NETWORK CORPORATION                             Georgia Corporation      "  "
         MONEY ACCESS SERVICE, INC.                             Delaware Corporation     "  "
            MAS INCO CORPORATION                                Delaware Corporation     "  "
            METROTELLER SECURITY CORPORATION                    Delaware Corporation     "  "
            MONEY ACCESS SERVICE CORP.                          Delaware Corporation     "  "
---------------------------------------------------------------------------------------------------
BANC ONE STUDENT LOAN FUNDING CORPORATION                         Ohio Corporation       "  "
---------------------------------------------------------------------------------------------------
BANC ONE TEXAS CORPORATION                                        Ohio Corporation       "  "
   BANC ONE TEXAS SERVICE CORPORATION                             Ohio Corporation       "  "
   BANK ONE, TEXAS, NATIONAL ASSOCIATION                           National Bank         "  "
      12603 SOUTHWEST FREEWAY, INC.                              Texas Corporation       "  "
      BANC ONE TEXAS LEASING CORPORATION                         Texas Corporation       "  "
      BAY OPERATING COMPANY, INC.                                Texas Corporation       "  "
      FREER PROPERTIES, INC.                                     Texas Corporation       "  "
      GP HOLDER, INC.                                            Texas Corporation       "  "
      INDIAN PRODUCTION COMPANY, INC.                            Texas Corporation       "  "
      METROPOLITAN HOLDINGS, INC.                                Texas Corporation       "  "
      POST OAK OPERATING, INC.                                   Texas Corporation       "  "
      PSB LAND COMPANY, INC.                                     Texas Corporation       "  "
      SOUTHMORE-TATAR CORPORATION                                Texas Corporation       "  "
      TAB ASSETS CORPORATION                                     Texas Corporation       "  "
      TEAM BANK SERVICES, INC.                                   Texas Corporation       "  "
      TEAM BROKERAGE, INC.                                      Delaware Corporation     "  "
      TEAM LIFE INSURANCE COMPANY                                Texas Corporation       "  "
      TEAMVEST, INC.                                            Delaware Corporation     "  "
      TEXAS ASSET ACQUISITION CORPORATION                        Nevada Corporation      "  "
      TEXAS INVESTMENT HOLDING CORPORATION                       Nevada Corporation      "  "
         TX REIT, INC.                                           Nevada Corporation      "  "
      TEXAS LYRIC CORPORATION                                    Texas Corporation       "  "
      WEST U21, INC.                                             Texas Corporation       "  "
      BANC ONE INTERNATIONAL CORPORATION                            Federal Law          "  "
---------------------------------------------------------------------------------------------------
BANC ONE WEST VIRGINIA CORPORATION
   BANK ONE, WEST VIRGINIA, NATIONAL ASSOCIATION              West Virginia Corporation  "  "
      CHARLESTON NATIONAL PLAZA COMPANY                            National Bank         "  "
      WV IHC, INC.                                               Nevada Corporation      "  "
         WV REIT, INC.                                           Nevada Corporation      "  "
   BANK ONE WHEELING-STEUBENVILLE, NATIONAL ASSOCIATION            National Bank         "  "
      BANC ONE LOAN SERVICES CORPORATION                       Pennsylvania Corporation  "  "
---------------------------------------------------------------------------------------------------

Page 6, PREPARED 3/13/97


               S  SUBSIDIARIES OF BANC ONE CORPORATION AS OF 12/31/96*              EXHIBIT 21
                      (100% Ownership Unless Otherwise Indicated)

---------------------------------------------------------------------------------------------------
                                                                  Jurisdiction of   Name in Which
                                                                   Incorporation     Business is
NAME OF SUBSIDIARY                                                or Organization     Conducted

===================================================================================================

BANK ONE, WISCONSIN                                                National Bank         "  "
   BANC ONE VENTURE CORPORATION                                 Wisconsin Corporation    "  "
   BANC ONE WISCONSIN BANKCARD CORPORATION                      Wisconsin Corporation    "  "
   BANC ONE WISCONSIN INVESTMENT SERVICES CORPORATION           Wisconsin Corporation    "  "
   BANC ONE WISCONSIN LEASING CORPORATION                       Wisconsin Corporation    "  "
   BOMOREO, INC.                                                Wisconsin Corporation    "  "
   WI  IHC, INC.                                                 Nevada Corporation      "  "
      WI  REIT, INC.                                             Nevada Corporation      "  "
   BANC ONE INSURANCE SERVICES CORPORATION                      Wisconsin Corporation    "  "
      STRATEGIC PLANNING INTERNATIONAL, INC.                    Wisconsin Corporation    "  "
   HIGHWAY "P" MOTEL, INC.                                      Wisconsin Corporation    "  "
   MILWAUKEE INVESTMENT HOLDING COMPANY                          Nevada Corporation      "  "
---------------------------------------------------------------------------------------------------
BANK ONE WISCONSIN TRUST COMPANY, NATIONAL ASSOCIATION             National Bank         "  "
   WITRUST INVESTMENT HOLDING COMPANY                           Wisconsin Corporation    "  "
---------------------------------------------------------------------------------------------------
FINANCE ONE CORPORATION                                           Ohio Corporation       "  "
   BANC ONE FINANCIAL SERVICES, INC.                            Indiana Corporation      "  "
      BANC ONE CONSUMER DISCOUNT COMPANY, A NON-BANKING
         AFFILIATE OF BANC ONE CORPORATION                      Indiana Corporation      "  "
      BANC ONE FINANCIAL SERVICES OF MINNESOTA, INC.            Minnesota Corporation    "  "
      BANC ONE FINANCIAL SERVICES OF TENNESSEE, INC.            Tennessee Corporation    "  "
      BANC ONE FINANCIAL SERVICES OF WEST VIRGINIA, INC.      West Virginia Corporation  "  "
      GUARDIAN AGENCY, INC.                                     Indiana Corporation      "  "
         BENEFICIAL INSURANCE AGENCY, INC.                      Indiana Corporation      "  "
         GUARDIAN AGENCY OF BLOOMINGTON, INC.                   Indiana Corporation      "  "
         GUARDIAN AGENCY OF DELPHI, INC.                        Indiana Corporation      "  "
         GUARDIAN AGENCY OF FORT WAYNE, INC.                    Indiana Corporation      "  "
         GUARDIAN AGENCY OF GREENCASTLE, INC.                   Indiana Corporation      "  "
         GUARDIAN AGENCY OF LEBANON, INC.                       Indiana Corporation      "  "
         GUARDIAN AGENCY OF RUSHVILLE, INC.                     Indiana Corporation      "  "
         GUARDIAN AGENCY OF VALPARAISO, INC.                    Indiana Corporation      "  "
   BANC ONE LEASING CORPORATION                                   Ohio Corporation       "  "
      BANC ONE FLORIDA CORPORATION                                Ohio Corporation       "  "
         BANC ONE LEASING COMPANY OF FLORIDA                      Ohio Corporation       "  "
      FM LEASING CORPORATION                                    Colorado Corporation     "  "
---------------------------------------------------------------------------------------------------
STERLING ASSURANCE COMPANY                                        Ohio Corporation       "  "
---------------------------------------------------------------------------------------------------

Page 7, PREPARED 3/13/97